                                                                   Exhibit 10(m)

                          AMENDMENT NO. 2 AND CONSENT
                           Dated as of March 1, 1994
                                       TO
                                 LOAN AGREEMENT
                         Dated as of February 13, 1992


          THIS AMENDMENT NO. 2 AND WAIVER TO LOAN AGREEMENT ("Amendment") is entered into as of March 1, 1994 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                             PRELIMINARY STATEMENT

          A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended by that certain Amendment No. 1 and Waiver dated as of February 11, 1993 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

          B. The Borrower has requested that the Agent consent to the execution by the Borrower of certain documents in connection with the refinancing of those certain Series 1988 Industrial Development Revenue Serial Bonds issued by the City of Bowling Green, Ohio under that certain Indenture of Trust dated as of September 1, 1988 between the City of Bowling Green, Ohio and Ameritrust Company National Association (the "Existing Bowling Green IRB"), which consent is required pursuant to SECTIONS 8.3 and 8.19 of the Loan Agreement. The Agent has agreed to consent to such action subject to the terms and conditions hereinafter set forth. The Borrower, the Lender and the Agent have also agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:

          SECTION 1.  AMENDMENTS TO THE LOAN AGREEMENT.
Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Loan Agreement is hereby amended as follows:

         (a) SECTION 1.1 of the Loan Agreement is amended to delete the definition of "Bowling Green IRB" contained therein in its entirety and to substitute the following therefor:

              "BOWLING GREEN IRB" shall mean those certain
         Series 1994 Industrial Development Revenue Serial Bonds issued by the City of Bowling Green, Ohio under that certain Indenture of Trust dated as of March 1, 1994 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms and provisions of this Agreement) between the City of Bowling Green, Ohio and The Fifth Third Bank, an Ohio banking association.

         (b) SECTION 2.1 of the Loan Agreement is amended to delete the term "(214) 220-2100" where it appears therein and to substitute the term "(312) 419-5915" therefor.

         (c) SECTION 12.13(a) of the Loan Agreement is amended to delete the notice address for GE Capital (whether as Lender or as Agent) in its entirety and substitute the following therefor:

              General Electric Capital Corporation
              190 S. LaSalle Street, Suite 1200
              Chicago, Illinois 60603
              Attention:  Manager-Portfolio Operations
              Telecopier No.:  (312) 419-5992


         (d) SECTION 12.13(a) of the Loan Agreement is further amended to delete the word "and" where it appears therein and to delete the notice address for General Electric
     Capital Corporation in Dallas, Texas which appears thereafter in its entirety.

         SECTION 2. CONSENT. Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Agent hereby consents, pursuant to SECTIONS 8.3 and 8.19 of the Loan Agreement, to (i) the refinancing of the Existing Bowling Green IRB and the termination of the indenture, letter of credit, reimbursement agreements, loan agreements and other instruments, documents or agreements executed and/or delivered by Borrower in connection therewith, the issuance of those certain Series 1994 Industrial Development Revenue Serial Bonds issued by the City of Bowling Green, Ohio under that certain Indenture of Trust dated as of March 1, 1994 between the City of Bowling Green, Ohio and The Fifth Third Bank (the "New Bowling Green IRB"), and (ii) the execution and/or delivery by the Borrower of the indentures, letters of credit, reimbursement agreements, loan agreements or other instruments, documents or agreements to be executed and/or delivered by the Borrower in connection with the New Bowling Green IRB, including without limitation, (A) that certain Open-End Mortgage and Security Agreement dated as of March 1, 1994, in favor of Mid American National Bank and Trust Company, a national banking association ("Mid Am"), and (B) that certain Reimbursement Agreement dated as of March 1, 1994 between Mid Am and the Borrower (such documents being hereinafter referred to collectively as the "Bowling Green IRB Documents").

          SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon receipt by the Agent of the following:

          (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

          (ii) Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door;

          (iii) Lien Subordination/Mortgagee Agreement in substantially the form of EXHIBIT B attached hereto, duly executed by Mid Am and the Agent;

          (iv) evidence satisfactory to the Agent of the termination of the Existing Bowling Green IRB and the termination of the indenture, letter of credit, reimbursement agreement, loan agreements and other instruments, documents or agreements executed and/or delivered by the Borrower in connection therewith; and

          (v) copies of each of the Bowling Green IRB Documents executed by each of the parties thereto in form and substance satisfactory to the Agent.

          SECTION 4.  COVENANTS, REPRESENTATIONS AND WARRANTIES
OF THE BORROWER.

          4.1 Except to the extent that any representation or warranty expressly is made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          4.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

          SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN
AGREEMENT.

          5.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereun-der," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

          5.2 Except as specifically amended hereby, the Loan
Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
(AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF
THE STATE OF ILLINOIS.

          SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 8.  HEADINGS.  Section headings in this
Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.


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
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.


                        THE LAMSON & SESSIONS CO.



                        By: /s/ Allan J. Zambie
                            ---------------------------
                            Title:


                        GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as the sole Lender


                        By: /s/
                            ---------------------------
                            Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.


                        THE LAMSON & SESSIONS CO.


                        By:
                           ----------------------------
                           Title:


                        GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as the sole Lender


                        By: /s/ Shaun Pettit
                           ----------------------------
                           Title: Region Operations Manager

                                   EXHIBIT A
                                      to
                                  Amendment

           Form of Reaffirmation of Guaranty and Security Agreement
           --------------------------------------------------------

                                 (Attached.)

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

          The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 2 and Consent to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as such Loan Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), and that certain Lien Subordination/Mortgagee Agreement referred to in the Amendment, (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment and the Lien Subordination/Mortgagee Agreement, and that such Guaranty and Security Agreement is hereby ratified and confirmed.



Date:
      -------------------
                              [Names of Guarantor]



                              By:
                                   --------------------------------
                              Title:

                                  EXHIBIT B
                                      to
                                  Amendment

                Form of Lien Subordination/Mortgagee Agreement
                ----------------------------------------------

                                 (Attached.)

This document was prepared by
and after recording return to:

George Mullin
Sidley & Austin
One First National Plaza
Chicago,  IL 60603


                    LIEN SUBORDINATION/MORTGAGEE AGREEMENT
                    --------------------------------------

          THIS LIEN SUBORDINATION/MORTGAGEE AGREEMENT
("Agreement") is made as of March 1, 1994 by and between Mid American National Bank and Trust Company, a national banking association ("Mid Am"), and General Electric Capital Corporation, a New York corporation ("GE Capital") as the sole "Lender" and as "Agent" (as each term is defined below).

                             PRELIMINARY STATEMENT

          A. The Lamson & Sessions Co., an Ohio corporation ("Borrower"), is the mortgagor under that certain Open-End Mortgage and Security Agreement dated as of March 1, 1994 (the "Mid Am Mortgage"), between Borrower and Mid Am covering the premises located at 501 Poe Road, Bowling Green, Ohio (the
"Premises"), recorded in Volume    , Page     of the Mortgage
Records of Wood County, Ohio. Unless otherwise defined herein, any capitalized term used herein that is defined in the Mid Am Mortgage shall have the meaning specified for such term in the Mid Am Mortgage as in effect on the date hereof.

          B. Mid Am is the current mortgagee of the Premises under the Mid Am Mortgage and has not assigned such Mid Am
Mortgage or any of its rights thereunder to any other party.

          C. Borrower has certain of its assets located on the Premises.

          D. Borrower has entered into a Loan Agreement (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of February 13, 1992 with certain financial institutions party thereto (collectively, the "Lenders") and GE Capital, as agent (the "Agent") for itself and the Lenders (the Agent and the Lenders and their respective successors and assigns being hereinafter referred to collectively as the "Secured Parties").

          E. As a condition to the Secured Parties' agreeing to make loans and other financial accommodations and extensions of credit to Borrower pursuant to the Loan Agreement, the Secured Parties have required, and the Borrower previously granted, among other things, liens on all of Borrower's property located on the

Premises ("Collateral") and a mortgage in favor of the Agent for the benefit of the Secured Parties covering Borrower's fee interest in the Premises (the "Agent's Mortgage").

          NOW, THEREFORE, In consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mid Am, the Agent, and the Lenders hereby agree as follows:

          Mid Am's lien and security interest in the Mortgaged Property created pursuant to the Mid Am Mortgage shall be prior and senior to all liens and security interests of the Agent in the Mortgaged Property created pursuant to documents executed in connection with the Loan Agreement, notwithstanding the order of any filing of the Mid Am Mortgage or the Agent's Mortgage, or the order of any filing of UCC financing statements in favor of Mid Am pursuant to the Mid Am Mortgage or UCC financing statements in favor of the Agent pursuant to documents executed in connection with the Loan Agreement.

          Mid Am hereby agrees not to materially modify or amend the Mid Am Mortgage without the prior written consent of the Agent.

          Mid Am hereby certifies and agrees that:

              (i) To the best of its knowledge, the Mid Am
          Mortgage is in full force and effect and there are no amendments, modifications, or supplements, whether oral or written, thereto;

              (ii) It has not declared a default under the Mid
          Am Mortgage nor, to the best of its knowledge, has it received any notice of a default under the Mid Am
          Mortgage;

              (iii) To the best of its knowledge, there are no disputes, actions, suits, condemnation proceedings, claims, or rights of setoff pending or threatened with respect to the Mid Am Mortgage or the Premises;

              (iv) If, for any reason whatsoever, it either deems itself entitled to take possession of the Premises during the term of the Mid Am Mortgage or intends to sell or otherwise transfer all or any part of its interest in the Premises, it will notify the Agent at least ten (10) days before taking such action; and

              (v) If, for any reason whatsoever, it has taken possession of the Premises and the Borrower defaults on its obligations to the Secured Parties and, as a result, the Agent undertakes to enforce its security interest in the Collateral, it will: (A) permit the Agent to, and will not hinder, delay or impede the Agent in its efforts to, assemble all of the Collateral located on the Premises that is not Mortgaged property including, without limitation, all books, correspond-ence, credit files, records, invoices, bills of lading and other documents relating to any of the foregoing,
          (B) permit the Agent to remove the Collateral that is not Mortgaged Property from the Premises within a reasonable time, not to exceed thirty (30) days after the Agent declares the default and (C) not hinder the Agent's actions in enforcing its liens on the Collat-eral that is not Mortgaged Property.

          Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

          The agreements contained herein shall continue in force until the earlier of (i) the date on which the Mid Am Mortgage is released or satisfied or (ii) the date on which all of Borrower's obligations and liabilities to the Secured Parties are paid and satisfied in full and all financing arrangements between the Secured Parties and Borrower have been terminated.

          Each of the Agent and Mid Am will notify all successor transferees and mortgagees of the existence of this agreement. This agreement may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representa-tives of each of the Agent and Mid Am, and upon any purchasers, including any mortgagee, from each of the Agent and Mid Am.

          This Agreement may be executed by one or more of the parties to the Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          MID AM AGREES THAT NOTHING CONTAINED IN THIS AGREEMENT
SHALL BE CONSTRUED AS AN ASSUMPTION BY THE AGENT OR ANY OF THE
OTHER SECURED PARTIES OF ANY OBLIGATIONS OF BORROWER CONTAINED IN
THE MID AM MORTGAGE.

          THIS AGREEMENT SHALL NOT IMPAIR OR OTHERWISE AFFECT
BORROWER'S OBLIGATIONS TO PERFORM ITS OBLIGATIONS TO MID AM
PURSUANT TO THE TERMS OF THE MID AM MORTGAGE.

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

          The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 2 and Consent to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as such Loan Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), and that certain Lien Subordination/Mortgagee Agreement referred to in the Amendment, (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment and the Lien Subordination/Mortgagee Agreement, and that such Guaranty and Security Agreement is hereby ratified and confirmed.



Date:  3/1/94
      ------------

                               CARLON CHIMES CO.

                               By:  /s/ Allan J. Zambie
                                    --------------------------
                               Title: Secretary

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

         The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 2 and Consent to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as such Loan Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LARSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), and that certain Lien Subordination/Mortgagee Agreement referred to in the Amendment, (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment and the Lien Subordination/Mortgagee Agreement, and that such Guaranty and Security Agreement is hereby ratified and confirmed.



Date:   3/1/94
      -------------

                                THE YOUNGSTOWN STEEL DOOR COMPANY

                                By:  /s/ Allan J. Zambie
                                     -------------------------
                                Title: Secretary